Trade and other payables - Schedule of Trade and Other Payables (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Subclassifications of assets, liabilities and equities [abstract]
Advances received on contracts in progress, between 1 and 5 years	$ 414	$ 402
Derivatives	3,395	1,049
Total non-current other payables	3,809	1,451	[1]
Trade payables	22,737	16,266
Accrued expenses	45,997	42,524
Accrued payroll	3,313	5,595
Dividends payable	123	146
Accrued interest	3,924	10,833
Deferred income	17,783	7,754
Other payables	333	4,107
Derivatives	198	0
Total current trade and other payables	$ 94,408	$ 87,225	[1]

[1]	* The Group initially applied IFRS 16 at January 1, 2019, using the modified retrospective approach. Under this approach, comparative information is not restated. Due to the increased significance of inventory (see accounting policies), the Group has re-presented the comparative information related to bunker inventory to align with the current year presentation.